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                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): JANUARY 16, 2004

                                    TC PIPELINES, LP
                 (Exact name of registrant as specified in its charter)

          DELAWARE                     000-26091             52-2135448
(State or other jurisdiction          (Commission         (I.R.S. Employer
     of incorporation)                File Number)       Identification No.)

     110 TURNPIKE ROAD, SUITE 203                             01581
      WESTBOROUGH, MASSACHUSETTS                            (Zip Code)
(Address of principal executive offices)

                               (508) 871-7046
            (Registrant's telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     Exhibit 99.1 - News Release of TC PipeLines, LP (the "Partnership") entitled "TC PipeLines, LP Fourth Quarter Distribution", dated January 16, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

     On January 16, 2004 the Partnership issued a news release announcing its fourth quarter distribution.

     The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TC PipeLines, LP

                                   By: TC PipeLines GP, Inc.,
                                       its general partner

Dated: January 16, 2004            By: /s/ Ronald J. Turner
                                       -------------------------------------
                                       Ronald J. Turner
                                       President and Chief Executive Officer


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                                EXHIBIT INDEX

Exhibit 99.1 News Release of TC PipeLines, LP entitled "TC PipeLines, LP Fourth Quarter Distribution", dated January 16, 2004.


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